Commitment and Contingencies (Tables)	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Schedule of Annual Payments for Warranty Services
DTI entered into a warranty service agreement to provide certain warranty services for a lighting supplier through December 31, 2024, except for one class of customer through 2030. In exchange for these services DTI receives annual payments as follows:

Years Ending December 31,
2023	$66,626
2024	59,964
Total	$126,590